Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 2,351,189	$ 76,511	$ 2,267,223
Equity instruments	2,839,966	92,417	2,334,180
Debt instruments	1,079,917	35,142	1,039,412
Others	206,805	6,730	222,449
Total	$ 6,477,877	$ 210,800	$ 5,863,264